                                   EXHIBIT 21

                      BROWN & SHARPE MANUFACTURING COMPANY
                         SUBSIDIARIES OF THE REGISTRANT



Subsidiaries of the Registrant as of December 31, 1999 are as follows:


                                                                                                    Percentage of
                                                                          Jurisdiction              Voting Power
                                                                               of                   Owned by the
         Name of Subsidiary                                               Incorporation              Registrant
         ------------------                                               -------------              ----------
Borel & Dunner, Inc.                                                     Michigan                        100%

Brown & Sharpe Aftermarket Services, Inc.                                Delaware                        100%

Brown & Sharpe S.A. Roch *                                               France                          100%

Mauser Prazisions Messmittel GmbH                                        Germany                         100%

Brown & Sharpe S.p.A. ** DEA and its subsidiaries:                       Italy                           100%

   Brown & Sharpe S.A. DEA                                               Spain                           100%

   Brown & Sharpe S.A. DEA                                               France                          100%

   Brown & Sharpe KK                                                     Japan                           100%

Brown & Sharpe International Capital
   Corporation and its subsidiaries:                                     Delaware                        100%

   Brown & Sharpe Messtechnik G.m.b.H.                                   Germany                         100%

   Brown & Sharpe S.A. Tesa and its subsidiaries:                        Switzerland                     100%

     P. Roch, S.a.R.L.                                                   Switzerland                     100%

     Tesa - Brown & Sharpe S.A.                                          France                          100%

     Brown & Sharpe PMI KK                                               Japan                           100%

   Brown & Sharpe Group Ltd.* and its subsidiaries:                      United Kingdom                  100%

     White Lodge Financial Limited                                       United Kingdom                  100%

     Brown & Sharpe Ltd.                                                 United Kingdom                  100%

     Mercer - Brown & Sharpe Ltd.                                        United Kingdom                  100%

Brown & Sharpe Qianshao Technology Co.                                   China                            60%

                                   EXHIBIT 21
                                   (continued)

                      BROWN & SHARPE MANUFACTURING COMPANY
                         SUBSIDIARIES OF THE REGISTRANT



Subsidiaries of the Registrant as of December 31, 1999 are as follows:

                                                                                                    Percentage of
                                                                          Jurisdiction              Voting Power
                                                                               of                   Owned by the
         Name of Subsidiary                                               Incorporation              Registrant
         ------------------                                               -------------              ----------
Brown & Sharpe Qianshao Trading Co.                                      China                            75%

Brown & Sharpe Surface Inspection Systems, Inc.                          California                       70%

Brown & Sharpe Surface Inspection Systems, Inc.                          Israel                          100%

Brown & Sharpe Information Systems, Inc.                                 Delaware                        100%



* Owned 71.3% by Brown & Sharpe International Capital Corporation and 28.7% by Tesa, S.A.

** Owned 85.0% by Brown & Sharpe Manufacturing Company and 15.0% by Brown & Sharpe International Capital Corporation.


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